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                                                                    Exhibit 99.3

                          Transatlantic Holdings, Inc.


       STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
                     FINANICAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


     I, Robert F. Orlich, President and Chief Executive Officer of Transatlantic Holdings, Inc., state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of Transatlantic Holdings, Inc., and, except as corrected or supplemented in a subsequent covered report:

               o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2) I have reviewed the contents of this statement with Transatlantic Holdings, Inc.'s audit committee.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               o The Annual Report on Form 10-K for the year ended December 31, 2001, of Transatlantic Holdings, Inc.;

               o All quarterly reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Transatlantic Holdings, Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

               o    Any amendments to any of the foregoing.


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
/s/ ROBERT F. ORLICH
-------------------------------               Subscribed and sworn to before
Robert F. Orlich                              me this 9th day of August 2002
August 9, 2002
                                                /s/ SHARYN ROSEO
                                                -------------------------
                                                Notary Public
                                                My Commission Expires: September 29, 2005

                                                [NOTARY SEAL]
                                                Sharyn Roseo
                                                Notary Public, State of New York
                                                No. 01RO5085800
                                                Qualified in Richmond County
                                                Commission Expires 9/29/05
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